AGREEMENT NOT TO EXECUTE
                            ------------------------


     This Agreement Not to Execute ("Agreement") is made this 19th day of February, 1999, by and between SYSCO FOOD SERVICES OF PORTLAND, INC., a Delaware corporation ("Sysco") and OREGON BAKING COMPANY dba MARSEE BAKING an Oregon corporation ("Marsee").

                                    RECITALS
                                    --------

     A) Sysco and Marsee entered into an initial application for credit ("Credit Agreement") under which Covalt [sic], as Purchaser, and Sysco, as Seller, agreed to the purchase and sale of certain goods and services. A copy of the Credit Agreement is attached hereto as Exhibit "A".

     B) Pursuant to the Credit Agreement, Marsee was to make regular payments for the goods and services purchased from Sysco. Marsee has failed to make all timely payments when due and is now indebted to Sysco.

     C) Sysco has asserted a claim for the amount due under the Credit Agreement and the parties to this Agreement wish to resolve Sysco's claim by entering this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

                                    AGREEMENT
                                    ---------

     1. Marsee shall pay to Sysco the principal amount of TWO HUNDRED FIFTY THOUSAND FORTY FOUR AND 64/100 DOLLARS ($250,044.64), plus interest from November 1, 1998, on the principal amount at the rate of ten percent (10%) per annum. Payments shall be received by Sysco not later than the first day of each calendar month. Monthly payments shall be interest only from November through June, 1999. On June 30, 1999, Marsee shall pay the entire remaining unpaid balance including all principal and interest. If Marsee does not timely make any payment described herein, the entire then current unpaid balance, including all principal and interest, shall be immediately due and owing and interest on the unpaid balance shall bear interest at fifteen percent (15%) per annum until paid in full.

     2. Marsee agrees to meet all of the terms and conditions of the attached Exhibit A Credit Agreement on all future purchases.

     3. Contemporaneously with execution of this Agreement, Marsee shall execute the ORCP 73B Statement by Defendant in the form attached to this Agreement as Exhibit "B".

     4. In the event that Marsee fails to make any payment required herein when due, Sysco may, after three days prior written notice of payment default, immediately pursue any and all of its legal and equitable remedies including but not limited to filing the Confession of

          Judgment attached hereto as Exhibit "C" and ORCP 73B Statement by Defendant with the appropriate court without further notice if Marsee has not completely cured the payment default within three days of delivery of the default notice from Sysco. Upon the filing of the Confession of Judgment, Sysco shall provide Marsee a partial satisfaction of judgment in an amount equal to payments made by Marsee, if any, pursuant to Section 1 of this Agreement. Payment is effective upon receipt by Sysco at: Sysco Food Services of Portland, Inc., P.O. Box 527, Wilsonville, Oregon 97070.

     5. In the event of any or suit or action is brought to enforce or interpret this Agreement or otherwise with respect to the subject matter of this Agreement, including without limitation any proceeding brought under the United States Bankruptcy Code, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and other costs incurred by the prevailing party in such suit or action as determined by the trial court or on any appeal therefrom as affixed by the appellate court.

     6. The undersigned declares and represents that Marsee fully understands the terms of this Agreement and voluntarily accepts the consideration recited above.

     7. This document contains the entire agreement and understanding between the parties. The terms of this Agreement are contractual and not a mere recital.

     8. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (1) such provision shall be fully severable, (2) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (3) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (4) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be legally possible.

     9. The undersigned states and warrants that he/she has carefully read this Agreement, knows the contents thereof, and has signed the same as his/her own free act.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon and venue for any dispute shall be Multnomah County, Oregon.


                                   OREGON BAKING COMPANY dba
                                   MARSEE BAKING, an Oregon corporation

                                   By:/S/Howard Wasserteil
                                      ----------------------------
                                   Its: Executive VP
                                      ----------------------------


                                   SYSCO FOOD SERVICES OF PORTLAND,
                                   INC., a Delaware corporation

                                   By: /s/Greg Wolfe
                                      ----------------------------
                                   Its: VP/CFO
                                      ----------------------------

                                NEW ACCOUNT FORM
                                    EXHIBIT A

S    OREGON BAKING CO.                              B  SAME
     ----------------------------                    ---------------------------
H    BUSINESS NAME                                  I  ADDRESS

I    MARSEE BAKING                                  L
     ----------------------------                    ---------------------------
P    (DBA) TRADE NAME                               L  CITY, STATE, ZIP

     1323 NW 23RD
     ----------------------------                    ---------------------------
T    ADDRESS                                        T  PHONE NO. (AREA CODE)

O    PORTLAND, OR 97210                             O
     ----------------------------                    ---------------------------
     CITY, STATE, ZIP                                  ATTENTION OF

*BUSINESS FACTS

*/ /Proprietorship  / /Partnership  /X/Corporation OR  / /Franchise of
                                                  ----                 ---------
                                            Under State of
New Owner? / /Yes  Purchase Date         / /No Length of time in Business
                                -------                                   ------
                                                                            Yrs
Bldg/Facilities:  / /Owned    /X/Leased   / /Rented
Mortgage/Holder (Name)
                      ----------------------------------------------------------
Lessor/Rentor (Name)
                    ------------------------------------------------------------
Equipment   / /Owned   / /Leased   / /Lessor Name

*Complete the following information for all Corporate Officers, Partners, or an Individual Proprietor/Spouse.

Robert Schneider, President                          Howard Wasserteil, V.P.
---------------------------                          ---------------------------
Name and Title                                       Name and Title

2075 NW 131st                                        3125 SW 66th
---------------------------                          ---------------------------
HOME ADDRESS                                         HOME ADDRESS

Portland  97229                                      Portland  97225
---------------------------                          ---------------------------
CITY, STATE, ZIP                                     CITY, STATE, ZIP

503 645 4408                                         292 7980
---------------------------                          ---------------------------
HOME PHONE NO.                                       HOME PHONE NO.

560 66 8627                                          563 70 4453
---------------------------                          ---------------------------
SOCIAL SECURITY NO.                                  SOCIAL SECURITY NO.

GENERAL INFORMATION:

Type of Business:

/ /Restaurant/Fine Dining   / /Fast Foods   / /Family   / /Institutional
/ /Hotel/Motel    Seating Capacity 13   / /Hospital   / /Nursing Home
                                   --
Number of Beds            / /Other
               --                  --------------------------
Number of Employees        5
                    ----------------
Estimated Monthly Sales Volume 30,000 - 50,000
                               ---------------

ACCOUNTS RECEIVABLE INFORMATION:

Accounts Payable Contact Vivian     Title Retail Mgr
                        -----------      -----------------
Accounts Payable Phone Number 295 4000
                             -----------------------------
Is a statement required to be mailed to the customer each month?  /X/Yes   / /No
Purchase order number required?     / /Yes  /X/No

BANKING

1st Interstate                               Daidre Bilyev
---------------------------                  ---------------------------
Bank Name                                    Officer

NW 22nd & Lovejoy                            123 557 005990 0           15,000
---------------------------                  --------------------      ---------
ADDRESS                                     (CHECKING) ACCOUNT NO.      BALANCE

Portland  97210
---------------------------                  --------------------      ---------
CITY, STATE, ZIP                            (LOAN) ACCOUNT NO.           BALANCE

TRADE REFERENCES:  (Preferably other food distributors)

NAME                                        ADDRESS                    PHONE NO.
                                         118 Nevin
1. Bakery Equipment Service              Richmond, CA               800-842-4005
   ---------------------------------     ------------------------   ------------
2. Mountanos Bros                        So S.F., CA
   ---------------------------------     ------------------------   ------------
3. Bob Breckenridge, gen. contractor                                    789-4551
   ---------------------------------     ------------------------   ------------
4. Lisa Fisher, Designer                                                294-7090
   ---------------------------------     ------------------------   ------------

                                 TERMS AGREEMENT

The undersigned ("Purchaser") agrees that all purchases made by Purchaser from Sysco Corporation or any of its subsidiaries and affiliated entities ("Seller") are subject to the following terms and conditions.

1. Payment Terms - All amounts due for goods and services purchased from Seller are payable at the Seller's distribution facility from which the goods and services are delivered. Purchaser acknowledges that such amounts are not payable in installments, but are payable in full as stated herein.

2. Service Charges - All amounts due Seller are payable in accordance with the payment terms granted by Seller's credit department from which the goods and services are delivered. If any amount due Seller is not paid in accordance with such payment terms, a delinquency charge shall be added to the sum due, which charge shall equal the amount obtained by multiplying the delinquent balance by the lesser of (a) one and one-half percent (1 1/2 %) per month or (b) the maximum lawful rate permitted to be charged under the applicable state's law.

3. NSF Charges - Purchaser shall pay Seller a service charge in an amount equal to the greater of $10.00 or %5 of the check balance for all checks returned by Purchaser's bank; provided, however, that such service charge shall not be due and payable in the event such payment would result in the violation of the usuary laws of the applicable jurisdiction.

4. Attorney Fees - In the event the account is turned over to an attorney or other agency for collection, or suit is brought on same, or the same is collected through any judicial proceeding whatsoever, Purchaser shall pay all reasonable attorneys' fees and court costs incurred by Seller.

5. Credit Investigation - Release - Purchaser warrants to Seller that all financial information furnished for the purpose of obtaining credit is true, correct and complete in all material respects. Purchaser authorizes the release of information furnished for the purpose of obtaining credit; Purchaser authorizes Seller to investigate all references furnished pertaining to the credit and financial responsibility of Purchaser; and Purchaser releases Seller and all credit references from any and all claims of damage resulting or alleged to result from Seller's credit investigation.

6. Control Change - Purchaser shall notify Seller by first class and certified mail or any change of ownership of Purchaser, if Purchaser is incorporated, the surviving corporation of a merger, share exchange, asset sale, or any other control change shall have all of the liabilities of Purchaser.

                                               Purchaser

   12/25/92                                    /s/ Howard Wasserteil
------------------------------                 ---------------------------------
Date                                           (Type or Print Name of Purchaser)

/s/ Illegible                                  By:
------------------------------                    ------------------------------
Sales Representative of Seller                 Printed name:
                                                            --------------------
                                               Title:
                                                     ---------------------------
                                               Date:
                                                    ----------------------------

                          INDIVIDUAL PERSONAL GUARANTY

     I, VIVIAN WASSERTEIL, for an in consideration of your extending credit at my request to MARSEE BAKING (the "Company"), personally guarantee prompt payment of any obligation of the Company to Sysco Corporation and each of its subsidiaries and affiliated entities ("Seller"), whether now existing or hereinafter incurred, and I further agree to bind myself to pay on demand any sum which is due by the Company to Seller whenever the Company fails to pay same. It is understood that this guaranty shall be an absolute, continuing and irrevocable guaranty for such indebtedness of the Company.

     I expressly waive presentment, demand, protest, notice of protest, dishonor, diligence, notice of default or nonpayment, notice of acceptance of this guaranty, notice of the extending of any guarantied indebtedness already or hereafter contracted for by the Company, notice of any modification or renewal of any credit agreement evidencing the indebtedness hereby guarantied, notice of any renewal or extension of such indebtedness, and I expressly consent to any modification or renewal of any credit agreement evidencing the indebtedness hereby guarantied and to all renewals or extension of such indebtedness. I further waive any right to require Seller to proceed against, or make any effort at collection of the guarantied indebtedness from, the Company or any other party liable for such indebtedness.

     If the guarantied indebtedness is not paid by me when due, and this guaranty is placed in the hands of an attorney for collection, or suit is brought hereon, or it is enforced through any judicial proceeding whatsoever, I shall pay all reasonable attorneys' fees and court costs incurred by Seller.

     In the event more than one party executes this Guaranty as a guarantor, then each guarantor agrees to be jointly and severally liable for the guarantied indebtedness, and, in all instances herein, the singular shall be construed to include the plural.


                     X /s/ Vivian Wasserteil        X
                       ------------------------      ---------------------------
                                      Guarantor                        Guarantor

                       Print: Vivian Wasserteil      Print:
                             ------------------            ---------------------

--------------------   Address: 3125 SW 66th         Address:
             Witness           -------------------           -------------------
                                Portland, OR 97225
                               -------------------

                       Dated:  12/16/97              Dated:
                               -------------------         ---------------------

                                    EXHIBIT B

                         ORCP 73B STATEMENT BY DEFENDANT
                         -------------------------------


     Oregon Baking Company dba Marsee Baking ("Marsee" or "defendant"), hereby gives the following written statement pursuant to ORCP 73B:

     1. Defendant hereby authorizes the entry of judgment in favor of plaintiff Sysco Food Services of Portland, Inc. ("Sysco"), and against defendant for the principal amount of TWO HUNDRED FIFTY THOUSAND FORTY FOUR AND 64/100 DOLLARS ($250,044.64), plus interest on the principal amount at the rate of 10% per annum, from November 1, 1998, until paid, plus attorneys' fees in the amount of $2,500 and costs in the amount of $167.00.

     2. This judgment arises out of the obligation of Marsee pursuant to a Credit Agreement, a copy of which is attached hereto and incorporated herein as Exhibit 1 ("Credit Agreement"). The obligation of defendant to Sysco under the Credit Agreement has not been paid in full and the amount set forth herein is justly and presently due for the amounts owed by defendant.

     3. Defendant Marsee, signing below by and through its authorized representative, understands that the Confession of Judgment to which this Statement is attached authorizes entry of judgment without further proceeding which would authorize execution to enforce payment of the judgment.

     4. This Statement has been executed after the date when the sums set forth herein were due.

     DATED this 9th day of April, 1999.;
               -----      ------


                                OREGON BAKING COMPANY
                                dba MARSEE BAKING an Oregon corporation

                                By:/s/Howard Wasserteil
                                   ---------------------------------------------
                                Its: Exec. VP
                                   ---------------------------------------------



STATE OF OREGON          )
                         )  ss.
County of Multnomah      )

         This instrument was acknowledged before me this 9th day of
                                                        -----
April, 1999, by Howard Wasserteil, as the Exec VP of OREGON
------          -----------------         -------
BAKING COMPANY dba MARSEE BAKING, an Oregon corporation, on behalf of the corporation.

                                  /s/Connie K. Weeks
                                  ----------------------------------------------
                                  NOTARY PUBLIC FOR OREGON
                                  My Commission Expires:8/22/2000
                                                        ------------------------
                                  [Official Seal]

EXHIBIT C



                   IN THE CIRCUIT COURT OF THE STATE OF OREGON

                           FOR THE COUNTY OF MULTNOMAH

SYSCO FOOD SERVICES OF              )
PORTLAND, INC., a Delaware          )
corporation,                        )
                                    )     No.
                                    )        ------------
              Plaintiff,            )     CONFESSION OF JUDGMENT
                                    )
         vs.                        )
                                    )
OREGON BAKING COMPANY dba           )
MARSEE BAKING an Oregon corporation )
                                    )
              Defendant.            )

      Pursuant to ORCP 73, and based upon the ORCP 73B Statement of defendant Oregon Baking Company dba Marsee Baking, attached hereto as Exhibit A,

      IT IS HEREBY ORDERED, ADJUDGED AND DECREED that plaintiff Sysco Food Services of Portland, Inc., have judgment against defendant, in the principal amount of TWO HUNDRED FIFTY THOUSAND FORTY FOUR AND 64/100 DOLLARS ($250,044.64), plus interest thereon at the rate of 10% per annum from November 1, 1998, until paid, plus attorneys' fees in the amount of $2,500, plus costs in the amount of $167.00, less any payments made and that execution shall issue on this judgment.

                                 MONEY JUDGMENT
                                 --------------

      1. Judgment Creditor: Sysco Food Services of Portland, Inc., a Delaware corporation, plaintiff.

      2. Judgment Creditor's Attorney: Mitchell E. Hornecker, Schwabe, Williamson & Wyatt, P.C.












Page 1 - CONFESSION OF JUDGEMENT               SCHWABE, WILLIAMSON & WYATT, P.C.
                                                       Attorneys at Law
                                              Pacwest Center, Suites 1600-1800
                                                    1211 S.W. Fifth Avenue
                                                   Portland, OR  97204-3795
                                                   Telephone (503) 222-9581

      3. Judgment Debtor: Oregon Baking Company dba Marsee Baking, an Oregon corporation, defendant.

      4. Principal Amount of Judgment: $250,044.64.

      5. Pre-judgment simple interest at the rate of 10% per annum on the principal amount of the judgment, from November 1, 1998, until the date of entry of judgment.

      6. Attorneys' Fees: $2,500.

      7. Costs: $167.00

      8. Post-judgment simple interest at the rate of 15% per annum on the judgment which consists of item 4. Post-judgment simple interest at the rate of 9% per annum on the judgment which consists of items 5, 6 and 7.


                  DATED this ____ day of __________________________, _____.


                                        ----------------------------------------
                                        CIRCUIT COURT JUDGE


SUBMITTED BY:

SCHWABE, WILLIAMSON & WYATT, P.C.



By:
   -----------------------------------
Mitchell E. Hornecker, OSB #86370
     Of Attorneys for Plaintiff









Page 2 - CONFESSION OF JUDGEMENT             SCHWABE, WILLIAMSON & WYATT, P.C.
                                                       Attorneys at Law
                                              Pacwest Center, Suites 1600-1800
                                                    1211 S.W. Fifth Avenue
                                                   Portland, OR  97204-3795
                                                   Telephone (503) 222-9581